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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 9, 2001



                           LASER VISION CENTERS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                      1-10629                       43-1530063
(State or other             (Commission File                (I.R.S. Employer
jurisdiction of                  Number)                     Identification
 organization)                                                   Number)


           540 MARYVILLE CENTRE DRIVE, SUITE 200
           ST. LOUIS, MISSOURI                                    63141
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (314) 434-6900



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ITEM 5.           OTHER EVENTS.

                  On August 9, 2001, the Registrant issued the press release attached hereto as Exhibit 99 announcing that the Registrant has agreed to acquire certain assets and liabilities of ClearVision Laser Centers, Inc. and that the Registrant has acquired the assets of Ophthalmic Resources, Inc.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.  See Exhibit Index.



















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 15, 2001

                                      LASER VISION CENTERS, INC.



                                      By   /s/ Robert W. May
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                                           Robert W. May
                                           Vice Chairman and General Counsel

















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                                  EXHIBIT INDEX


Exhibit Number                         Description

        99                     Press Release, dated August 9, 2001














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